                 LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
             LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
              LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                      LAUDUS ROSENBERG U.S. DISCOVERY FUND
                            (closed to new investors)
                 LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
                            (closed to new investors)
                   LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
            LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                            (closed to new investors)
                  LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
                 LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                 LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                  LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                  JULY 31, 2006

                          AS AMENDED SEPTEMBER 15, 2006

      This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated July 31, 2006 of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund (closed to new investors), Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund (closed to new investors), Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (each a "Fund" and, collectively, the "Funds"), as amended or supplemented from time to time (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from the Laudus Trust (the "Trust"), P. O. Box 8032, Boston, Massachusetts 02266.

      The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2006 (the "Annual Report") are incorporated herein by reference to such Annual Report. A copy of the Trust's Annual Report is available without charge upon request. You can get a copy of the Annual Report by contacting the Funds at: 1.866.452.8387 (for Institutional Shares),
1.800.447.3332 (for Investor and Adviser Shares) or 1.866.452.8387 (for Registered Investment Professionals).

                                TABLE OF CONTENTS

                                                                       PAGE

INVESTMENT OBJECTIVES AND POLICIES....................................    1

PORTFOLIO TURNOVER....................................................    8

INVESTMENT RESTRICTIONS...............................................    9

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.......................   11

MANAGEMENT OF THE FUNDS...............................................   14

INVESTMENT ADVISORY AND OTHER SERVICES................................   23

PORTFOLIO TRANSACTIONS................................................   44

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................   47

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION........................   56

DETERMINATION OF NET ASSET VALUE......................................   57

PURCHASE AND REDEMPTION OF SHARES.....................................   58

FINANCIAL STATEMENTS..................................................   58

APPENDIX A - PROXY VOTING POLICIES....................................  A-1


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                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective and policies of each of the Funds of the Trust are described in the Prospectus under the headings "Investment Objectives, Principal Investment Strategies and Summary of Principal Risks" and "Principal Risks."

      The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. The following is an additional description of certain investments of the Funds.

      Certain Holdings of the Funds (All Funds). To meet redemption requests or for investment purposes, each of the Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States Government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined to be of comparable quality to any of the foregoing.

      In connection with these holdings, each of the Funds may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of a Fund's debt securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk.

      Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Funds will hold debt securities only of issuers with high credit ratings.

      Index Futures (All Funds). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index at a given time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index Future. Index Futures can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

      In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while AXA Rosenberg Investment Management LLC ("AXA Rosenberg") seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when AXA Rosenberg believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity issues. A Fund may also use Index Futures in order to hedge its equity positions.

      In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

      A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

      The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and the futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund, trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

      A Fund's use of Index Futures involves other risks. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

      Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

      A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission ("CFTC") would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it may segregate cash, U.S. Government securities or other high grade liquid securities with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

      Foreign Currency Transactions. The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg Global Long/Short Equity Fund (collectively, the "International Equity Portfolios") do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts (that is, to agree to buy or sell a specified currency at a specified price and future date) to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. For example, if AXA Rosenberg anticipates that the value of the yen will rise relative to the U.S. dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If AXA Rosenberg anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from, or in addition to, the risks associated with investments in foreign currencies.

      Currency Forward Contracts (The International Equity Portfolios). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      Currency Futures Transactions (The International Equity Portfolios). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

      Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

      The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

      The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

      A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

      In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the

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market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities, or other high-grade liquid debt obligations equal in value to the difference.

      A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

      Limitations on the Use of Currency Futures Contracts (The International Equity Portfolios). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

      Risk Factors in Currency Futures Transactions (The International Equity Portfolios). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such an imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

      The successful use of transactions in futures and related options also depends on the ability of AXA Rosenberg to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of the currency in which the securities the Fund anticipates purchasing are denominated, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

      Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

      The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

      A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

      Short Sales. The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Global Long/Short Equity Fund and the Laudus Rosenberg Value Long/Short Equity Fund (collectively, the "Long/Short Funds") will seek to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

      Repurchase Agreements (All Funds). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, and (b) inability to enforce rights and the expenses involved in attempted enforcement.

      Loans of Portfolio Securities (All Funds). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser") to be of relatively high credit standing.

      Illiquid Securities (All Funds). Each Fund may invest in "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

      Foreign Investments by the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and The Laudus Rosenberg Value Long/Short Equity Fund. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in and, in the case of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund, engage in short sales with respect to stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

      American Depository Receipts (All Funds). Each Fund may invest in American Depository Receipts, or ADRs, which are U.S. dollar-denominated securities for foreign companies that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. Each Fund may purchase foreign securities directly, as well as through ADRs.

      Exchange-Traded Funds (All Funds). Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectus and otherwise complies with the conditions of the exemptive order and any other applicable investment limitations.

      Notice For Changes In Certain Investment Policies. Each of the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund will give 60 days' notice to its shareholders prior to altering its respective policy to invest, under normal circumstances, 80% of its assets in U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Large Capitalization Companies, U.S. Small/Mid Capitalization Companies, U.S. Small Capitalization Companies, securities of large foreign companies, International Small Capitalization Companies, equity securities in developed international and emerging markets, U.S. large and mid capitalization equity securities, equity securities and equity securities, respectively. For these purposes, "assets" means the respective Fund's net assets, plus the amount of any borrowings for investment purposes.

      Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                               PORTFOLIO TURNOVER

      A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Fund for the fiscal years ended March 31, 2006 and 2005 was 144.32% and 127.89%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Growth Fund for the fiscal years ended March 31, 2006 and 2005 was 78.70% and 77.81%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large Capitalization Value Fund from commencement of operations, May 2, 2005, to the period ended March 31, 2006 was 81.30%. The portfolio turnover rate for the Laudus Rosenberg U.S. Discovery Fund for the fiscal years ended March 31, 2006 and 2005 was 88.63% and 62.60%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Small Capitalization Fund for the fiscal years ended March 31, 2006 and 2005 was 69.26% and 68.09%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Equity Fund for the fiscal years ended March 31, 2006 and 2005 was 59.40% and 52.06%, respectively. The portfolio turnover rate for the Laudus Rosenberg International Small Capitalization Fund for the fiscal years ended March 31, 2006 and 2005 was 133.82% and 118.33%, respectively. The portfolio turnover rate for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund for the fiscal years ended March 31, 2006 and 2005 was 212.62% and 180.14%, respectively. The portfolio turnover rate for the Laudus Rosenberg Global Long/Short Equity Fund for the fiscal years ended March 31, 2006 and 2005 was 178.43% and 152.24%, respectively. The portfolio turnover rate for the Laudus Rosenberg Value Long/Short Equity Fund for the fiscal years ended March 31, 2006 and 2005 was 121.80% and 111.19%, respectively. The Laudus Rosenberg International Discovery Fund was not operational for the period ended March 31, 2006.

      As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                             INVESTMENT RESTRICTIONS

      Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

      (1) Borrow money in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

            In the case of the Laudus Rosenberg International Discovery Fund, it will not borrow money, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% (33 1/3% for the Laudus Rosenberg U.S. Large Capitalization Value Fund) of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

            In the case of the Laudus Rosenberg International Discovery Fund, it will not pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

      (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

      (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

      (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (7) Concentrate more than 25% of the value of its total assets in any one industry.

      (8) Invest in securities of other investment companies, except to the extent permitted by the 1940 Act, or by an exemptive order issued by the SEC.

      (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

      (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

      (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction
      (4) above; any collateral arrangements with respect to short sales, swaps, options, futures contracts and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, futures contracts or options on futures contracts.)

      (12) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

      In addition, it is a fundamental policy of the Laudus Rosenberg U.S. Small Capitalization Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in U.S. Small Capitalization Companies.

      It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

      (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

      (b) Write, purchase or sell options on particular securities (as opposed to market indices).

      (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

      (d) Make investments for the purpose of exercising control of a company's management.

      (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than

      15% of the Fund's net assets (taken at current value) would then be invested in such securities.

      Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Regardless of such policy, if any Fund borrows an amount such that the asset coverage of its borrowing is less than 300%, then, within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe through rules and regulations, such Fund will reduce the amount of its borrowings so that asset coverage is at least 300%.

      The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

      This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

      The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

      If a Fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

      In order to avoid an excise tax imposed on certain underdistributed amounts, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and
(iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

      Each International Equity Portfolio may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

      For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

      For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

      If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

      Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

      Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

      Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

      Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general back up withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a Fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

      In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

      To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

      Certain transactions effectively insulating a Fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A Fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

      THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

      Portfolio Management. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the Funds. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.

      Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Funds. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation.

      AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

      Ownership of Fund Shares. As of the end of the Funds' most recently completed fiscal year, Dr. Ricks owned shares in the following Funds:


                                                                      DOLLAR RANGE OF EQUITY
FUND                                                                  SECURITIES IN THE FUND
----                                                                  ----------------------
Laudus Rosenberg U.S. Discovery Fund                                        $17,357.203
Laudus Rosenberg U.S. Small Capitalization Fund                             $10,542.853
Laudus Rosenberg International Small Capitalization Fund                    $16,272.924
Laudus Rosenberg Value Long/Short Fund                                      $12,760.028

      Other Accounts. As of March 31, 2006, in addition to the Funds, Dr. Ricks was responsible for the day-to-day management of certain other accounts, as follows:

                                                                     OTHER POOLED INVESTMENT VEHICLES
                                 REGISTERED INVESTMENT COMPANIES     (INCLUDES SEPARATE ACCOUNTS AND
                                      (INCLUDING THE FUNDS)                     HEDGE FUNDS)                    OTHER ACCOUNTS
                                   NUMBER OF                           NUMBER OF                           NUMBER OF
                                    ACCOUNTS       TOTAL ASSETS         ACCOUNTS      TOTAL ASSETS          ACCOUNTS    TOTAL ASSETS
                                    --------       ------------         --------      ------------          --------    ------------
Other Accounts Managed by
Dr. Ricks                            13             $4.6B                9             $1.5B                 112          $16.5B

Other Accounts Upon Which a
Performance-Based Advisory
Fee is Calculated                    --               --                 1             $13.5M                 34          $7.0B

      Conflicts of Interest. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

      Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Funds), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager, the adviser or the subadviser has a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

      Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Funds, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

      Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Funds. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

      Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Funds and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Funds, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Funds. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

      Laudus Trust. The Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.

NAME, ADDRESS 1 AND YEAR OF BIRTH;                                       NUMBER OF
(TERM OF OFFICE AND LENGTH OF TIME   PRINCIPAL OCCUPATION(s) DURING      PORTFOLIOS IN FUND
SERVED 2)                            PAST FIVE YEARS                     COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter 3                  Chairman of JDN Corporate          98 4                 BOARD 1 - Director, Redwood Trust,
1960                                  Advisory LLC. From 1996 to 2001,                        Inc. (mortgage finance).
(1/04-present)                        Ms. Byerwalter was the Vice
                                      President for Business Affairs                          BOARD 2 - Director, PMI Group, Inc.
                                      and Chief Financial Officer of                          (mortgage insurance).
                                      Stanford University and, in
                                      2001, Special Adviser to the
                                      President of Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
William A. Hasler 3                   Retired. Dean Emeritus of the      98 4                 BOARD 1 - Director, Aphton Corporation
1941                                  Haas School of Business at the                          (bio-pharmaceuticals).
(1/04-present)                        University of California,
                                      Berkeley. Until February 2004,                          BOARD 2 - Director, Mission West
                                      Co-Chief Executive Officer,                             Properties (commercial real estate).
                                      Aphton Corporation
                                      (bio-pharmaceuticals).                                  BOARD 3 - Director, TOUSA (home
                                                                                              building).

                                                                                              BOARD 4 - Director, Stratex Networks
                                                                                              (a network equipment corporation).

                                                                                              BOARD 5 - Director, Genitope Corp.
                                                                                              (bio-pharmaceuticals).

                                                                                              BOARD 6 - Director, Solectron
                                                                                              Corporation where he is also
                                                                                              Non-Executive Chairman
                                                                                              (manufacturing).
------------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS 1 AND YEAR OF BIRTH;                                       NUMBER OF
(TERM OF OFFICE AND LENGTH OF TIME   PRINCIPAL OCCUPATION(s) DURING      PORTFOLIOS IN FUND
SERVED 2)                            PAST FIVE YEARS                     COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              BOARD 7 - Director, Ditech
                                                                                              Communications Corporation (voice
                                                                                              communications technology).
------------------------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson 3                   Retired. Sylvan C. Coleman         41 5
1937                                  Professor of Finance and
(3/90-present)                        Accounting, Emeritus, Haas
                                      School of Business, University
                                      of California, Berkeley (since
                                      2003). Mr. Hakansson was also a
                                      Professor of Finance and
                                      Accounting, Haas School of
                                      Business, University of
                                      California, Berkeley (July 1969
                                      to January 2003).
------------------------------------------------------------------------------------------------------------------------------------
Rodman L. Drake                       Co-Founder of Baringo Capital      41 5                 BOARD 1 - Director and Chairman,
1943                                  LLC (since 2002); President,                            Hyperion Total Return Fund, Inc. and
(6/06-present)                        Continuation Investments Group,                         Hyperion Strategic Mortgage Income
                                      Inc. (from 1997 to 2001).                               Fund Inc. (since 1991).

                                                                                              BOARD 2 - Director, Jackson Hewitt Tax
                                                                                              Service Inc. (since June 2004).

                                                                                              BOARD 3 - Director, Student Loan
                                                                                              Corporation (since May 2005).

                                                                                              BOARD 4 - Celgene Corp (since April 1,
                                                                                              2006)
------------------------------------------------------------------------------------------------------------------------------------
Morrill Melton                        Chairman (since 1984) and Chief    41 5
Hall, Jr.                             Executive Officer (since 1991),
1944                                  Comprehensive Health Services,
(6/06-present)                        Inc. (health care management and
                                      administration).
------------------------------------------------------------------------------------------------------------------------------------
Roger M. Lynch                        Retired. President, Corporate      41 5
1940                                  Asset Funding Co., Inc. (asset
(6/06-present)                        securitization) (from 1987 to
                                      1999); Limited Partner (from
                                      1986 to 1999), Goldman Sachs &
                                      Co.
------------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS 1 AND YEAR OF BIRTH;                                       NUMBER OF
(TERM OF OFFICE AND LENGTH OF TIME   PRINCIPAL OCCUPATION(s) DURING      PORTFOLIOS IN FUND
SERVED 2)                            PAST FIVE YEARS                     COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Jonathan Piel                         Cable television producer and      41 5
1938                                  website designer; Editor,
(6/06-present)                        Scientific American (1984 -
                                      1986), and Vice President,
                                      Scientific American Inc., (1986
                                      - 1994); Director, National
                                      Institute of Social Sciences;
                                      Member, Advisory Board, The
                                      Stone Age Institute,
                                      Bloomington, Indiana.
------------------------------------------------------------------------------------------------------------------------------------
John D. Collins                       Retired. Consultant, KPMG, LLP     41 5                 BOARD 1 - Director, Mrs. Fields Famous
1938                                  (from July 1999 to June 2000);                          Brands LLC (consumer products) (since
(6/06-present)                        Partner, KPMG, LLP (from March                          December 2004).
                                      1962 to June 1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall W. Merk                       Executive Vice President,          98 4
1954                                  Charles Schwab & Co., Inc. (2002
(6/06-present)                        - present); President, Schwab
                                      Financial Products, Charles
                                      Schwab & Co., Inc. (2002 -
                                      present); Director, Charles
                                      Schwab Asset Management
                                      (Ireland) Limited; Director,
                                      Charles Schwab Bank, N.A. (since
                                      2006). Prior to September 2002,
                                      President and Chief Investment
                                      Officer, American Century
                                      Investment Management, and
                                      Director, American Century
                                      Companies, Inc.; Until June
                                      2001, Chief Investment Officer
                                      -- Fixed Income, American
                                      Century Companies, Inc.
------------------------------------------------------------------------------------------------------------------------------------
James L. Bailey                       Chief Operating Officer of U.S.    41 5
1945                                  Trust Corporation (since
(6/06-present)                        December 2004) and Executive
                                      Vice President of U.S. Trust
                                      Corporation and United States
                                      Trust Company of New York (since
                                      2003); President, Excelsior
                                      Funds, Inc., Excelsior Tax-
                                      Exempt Funds, Inc. and Excelsior
                                      Funds Trust (from 2003 to July
                                      2004); Consultant in the
                                      financial services industry
                                      (from August 2000 to January
                                      2003); Executive Vice President
                                      of Citicorp (from 1992 to August
                                      2000).
------------------------------------------------------------------------------------------------------------------------------------

----------

1 The mailing address of each of the Trustees is c/o Laudus Trust, 101
  Montgomery Street, San Francisco, CA 94104.

2 Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed.

3 Member of the Audit Committee.

4 This number includes all registered investment companies included in the Fund
  Complex (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust). As of March 31, 2006, the Fund Complex consisted of 98 funds.

5 This number includes all registered investment companies included in the Excelsior Funds (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust) and the Laudus Funds (Laudus Trust and Laudus Variable Insurance Trust), each of which is part of the Fund Complex. As of March 31, 2006, the Excelsior funds and Laudus Funds, in the aggregate, consisted of 41 funds. As of March 31, 2006, the Excelsior Funds consisted of 29 funds.

      The Trust has a standing Audit Committee. The members of the Audit Committee are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Trust's financial reporting process. The Audit Committee met four times during the Funds' most recently completed fiscal year.

      The Trust also has a Nominating Committee that is composed of all of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating met twice during the most recent fiscal year. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, in conjunction with a shareholder meeting to consider the election of Trustees.

The aggregate dollar range of securities in the Family of Investment Companies owned by each Trustee is set forth below.

                                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                                  SECURITIES IN THE FAMILY OF
                                                 DOLLAR RANGE OF EQUITY                              INVESTMENT COMPANIES 6
NAME OF TRUSTEE                                   SECURITIES IN A FUND                               AS OF DECEMBER 31, 2005
---------------                                   --------------------                               -----------------------
INDEPENDENT TRUSTEES:          Laudus Rosenberg Value         Laudus Rosenberg U.S. Smalll
                               Long/Short Equity Fund             Capitalization Fund
Mariann Byerwalter                       $0                                $0                                  $0
William A. Hasler                        $0                                $0                                  $0
Rodman L. Drake                          $0                                $0                                  $0
Morrill Melton Hall, Jr.                 $0                                $0                                  $0
Roger M. Lynch                           $0                                $0                                  $0
Jonathan Piel                            $0                                $0                                  $0
John D. Collins                          $0                                $0                                  $0
James L. Bailey                          $0                                $0                                  $0

INTERESTED TRUSTEES:

Nils H. Hakansson                 $10,001 - $50,000                $10,001 - $50,000                   $50,001 - $100,000
Randall W. Merk                          $0                        $50,001 - $100,000                  $50,001 - $100,000

----------

6 As of December 31, 2005, the Family of Investment Companies consisted of the
  11 operational series of the Trust and the sole series of the Laudus Variable Insurance Trust.

      Certain information concerning the Trust's officers is set forth below:

NAME, ADDRESS 7 AND YEAR OF BIRTH;
(TERM OF OFFICE 8 AND LENGTH OF TIME                                                    PRINCIPAL OCCUPATION DURING
SERVED)                                    POSITION WITH THE TRUST                            PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver                        President and Chief                 President, Chief Executive Officer and Director,
1955                                   Executive Officer                   Charles Schwab Investment Management, Inc.; Executive
(9/05 - present)                                                           Vice President, Charles Schwab & Co., Inc.; President
                                                                           and Chief Executive Officer, Schwab Funds; President,
                                                                           Excelsior Funds, Inc., Excelsior Tax-Exempt Funds,
                                                                           Inc., and Excelsior Funds Trust; President, Mutual
                                                                           Fund Division, UST Advisers, Inc. Until 7/04: Senior
                                                                           Vice President, Asset Management Products & Services.
                                                                           Until 6/03: Executive Vice President, Chief Financial
                                                                           Officer, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS 7 AND YEAR OF BIRTH;
(TERM OF OFFICE 8 AND LENGTH OF TIME                                                    PRINCIPAL OCCUPATION DURING
SERVED)                                    POSITION WITH THE TRUST                            PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
George Pereira                         Chief Financial Officer              Senior Vice President and Chief Financial Officer,
1964                                                                        Charles Schwab Investment Management, Inc.; Treasurer
(6/06 - present)                                                            and Principal Financial Officer, Schwab Funds; Chief
                                                                            Financial Officer, Mutual Fund Division, UST Advisers,
                                                                            Inc.; Treasurer, Chief Financial Officer and Chief
                                                                            Accounting Officer, Excelsior Funds, Inc., Excelsior
                                                                            Tax-Exempt Funds, Inc., and Excelsior Trust Inc.;
                                                                            Director, Charles Schwab Worldwide Funds, PLC and
                                                                            Charles Schwab Asset Management (Ireland) Ltd. From
                                                                            12/99 to 11/04: Senior Vice President, Financial
                                                                            Reporting, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Mortimer,                      Vice President and Chief             Senior Vice President and Chief Investment Officer -
1963                                   Investment Officer                   Equities, Charles Schwab Investment Management, Inc.,
(6/04-present)                                                              and Schwab Funds. Prior to May 2004, Vice President
                                                                            and Sr. Portfolio Manager, Charles Schwab Investment
                                                                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Koji E. Felton                         Chief Legal Officer                  Senior Vice President, Chief Counsel and Corporate
1961                                                                        Secretary, Charles Schwab Investment Management, Inc.;
(7/06-present)                                                              Senior Vice President and Deputy Counsel, Charles
                                                                            Schwab & Co., Inc. Secretary and Chief Legal Officer,
                                                                            The Charles Schwab Family of Funds, Schwab
                                                                            Investments, Schwab Capital Trust and Schwab Annuity
                                                                            Portfolios; Chief Legal Officer, Excelsior Funds,
                                                                            Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior
                                                                            Funds Trust,. Prior to June 1998, Branch Chief in
                                                                            enforcement at U.S. Securities Exchange Commission in
                                                                            San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
Randall Fillmore,                      Chief Compliance Officer             Senior Vice President, Chief Compliance Officer,
1960                                                                        Charles Schwab Investment Management, Inc.; Senior
(9/04-present)                                                              Vice President, Charles Schwab & Co., Inc.; Chief
                                                                            Compliance Officer, Schwab Funds. From 2002 to 2003,
                                                                            Vice President, Charles Schwab & Co., Inc. and Charles
                                                                            Schwab Investment Management, Inc. From 2000 to 2002,
                                                                            Vice President, Internal Audit, Charles Schwab & Co.,
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
Daniel Kern,                           Vice President                       Vice President, Investment Operations, Charles Schwab
1961                                                                        Investment Management, Inc.; Assistant Treasurer,
(3/05-present)                                                              Schwab Funds. Until September 2005, Assistant
                                                                            Treasurer, Laudus Trust and Laudus Variable Insurance
                                                                            Trust. Until December 2004, Vice President, Internal
                                                                            Audit, Charles Schwab Corporation. Prior to January
                                                                            2003, Managing Director and Principal, Montgomery
                                                                            Asset Management.
------------------------------------------------------------------------------------------------------------------------------------

NAME, ADDRESS 7 AND YEAR OF BIRTH;
(TERM OF OFFICE 8 AND LENGTH OF TIME                                                    PRINCIPAL OCCUPATION DURING
SERVED)                                    POSITION WITH THE TRUST                            PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Bill Thomas,                           Vice President                       Senior Vice President, Distribution, Charles Schwab &
1962                                                                        Co., Inc. Until May 2000, Managing Director, Scudder
(6/04-present)                                                              Kemper Investments.
------------------------------------------------------------------------------------------------------------------------------------
Michael Haydel,                        Vice President                       Vice President, Asset Management Client Services,
1972                                                                        Charles Schwab & Co., Inc. Until March 2004,
(6/05-present)                                                              Director, Charles Schwab & Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
Alice Schulman,                        Clerk                                Vice President & Assistant Secretary, Charles Schwab
1950                                                                        Investment Management, Inc.; Assistant Secretary,
(1/04-present)                                                              Schwab Funds and The Charles Schwab Bank, N.A. Until
                                                                            2003, Director, Project Management, Charles Schwab
                                                                            Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

----------

7 The mailing address of each of the officers is c/o Laudus Trust, 101
  Montgomery Street, San Francisco, CA 94104.

8 There is no stated term of office for the officers of the Trust.

      Mss. Dilsaver and Schulman, and Messrs. Felton, Kern, Mortimer, Fillmore, Thomas and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.

      Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust and the sole series of the Laudus Variable Insurance Trust in operation on the date of the Independent Trustee's retirement.

      The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2006, is shown in the table below.

                                                                                                               TOTAL COMPENSATION
                                           AGGREGATE         PENSION OR RETIREMENT          ESTIMATED          FROM REGISTRANT AND
                                       COMPENSATION FROM      BENEFITS ACCRUED AS     ANNUAL BENEFITS UPON    FUND COMPLEX 9 PAID TO
NAME OF PERSON                             REGISTRANT        PART OF FUND EXPENSES         RETIREMENT               DIRECTORS
--------------                         -----------------     ---------------------    --------------------    ----------------------
Mariann Byerwalter                          $56,550                 $13,163                    $0                    $235,387

William A. Hasler                           $56,550                 $13,163                    $0                    $235,387

Nils H. Hakansson                           $56,550                 $197,443                   $0                    $59,787

Rodman L. Drake                                $0                     N/A                      N/A                   $115,000

Morrill Melton Hall, Jr.                       $0                     N/A                      N/A                   $100,000

Roger M. Lynch                                 $0                     N/A                      N/A                   $100,000

Jonathan Piel                                  $0                     N/A                      N/A                   $105,000

John D. Collins                                $0                     N/A                      N/A                   $100,000

----------

9 As of March 31, 2006, the fund complex consisted of 68 funds, which included the 11 operational series of the Trust, the sole series of the Laudus Variable Insurance Trust and 57 Schwab funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      ADVISORY AGREEMENTS

      The continuation of a Fund's Advisory Agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

      Each year, the Board of Trustees calls and holds one or more meetings to decide whether to renew the Advisory Agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC with respect to existing Funds in the Trust operating as of December 31 of the previous year. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.

INVESTMENT ADVISORY CONTRACTS

About CSIM

         CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

         As of June 30, 2006, CSIM managed 70 mutual funds and approximately $165 billion in assets.

         Principal Executive Officer and Directors -- Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

         NAME                                               POSITION
         ----                                               --------
         Evelyn Dilsaver................................    Director, President and Chief Executive Officer
         Charles R. Schwab..............................    Chairman and Director
         Stephen B. Ward................................    Director, Senior Vice President and Chief Investment
                                                            Officer

         As disclosed in the Prospectus under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, AXA Rosenberg and the Trust, AXA Rosenberg will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

         Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                                               AGREEMENT
FUND                                                                                             RATE*
----                                                                                 -----------------------
Laudus Rosenberg U.S. Large Capitalization Fund.................................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Growth Fund..........................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Large Capitalization Value Fund...........................     1st $1 billion--0.75%
                                                                                     Over $1 billion--0.70%
                                                                                     Over $2 billion--0.675%

Laudus Rosenberg U.S. Discovery Fund............................................     1st $1 billion--0.90%
                                                                                     Over $1 billion--0.85%

Laudus Rosenberg U.S. Small Capitalization Fund.................................     0.90%

Laudus Rosenberg International Equity Fund......................................     1st $1 billion--0.85%
                                                                                     Over $1 billion--0.80%
                                                                                     Over $2 billion--0.775%

Laudus Rosenberg International Small Capitalization Fund........................     1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg International Discovery Fund...................................     1st $1 billion--1.00%
                                                                                     Over $1 billion--0.95%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund...........     1st $500 million--1.00%
                                                                                     Over $500 million--0.95%

Laudus Rosenberg Global Long/Short Equity Fund..................................     1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

Laudus Rosenberg Value Long/Short Equity Fund...................................     1st $500 million--1.50%
                                                                                     Over $500 million--1.45%

---------------------------
* The advisory fee payable to CSIM varies based on Fund assets.

         CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until 7/30/07 (7/30/08 for the Laudus Rosenberg International Discovery Fund) (unless the expense limitation agreement between CSIM and the Trust (the "Expense Limitation Agreement") is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds' business) applicable to each class will not exceed the current limit (as stated in the Expense Limitation Agreement). In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

         Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

         Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

         During the fiscal years ended March 31, 2006 and 2005, the Funds owed (and, to the extent not waived, paid to) CSIM as management fees, and CSIM, in its capacity as adviser, has waived, the following amounts:

                    FUND                             TIME PERIOD           MANAGEMENT FEE        AMOUNT WAIVED
                    ----                             -----------           --------------        -------------
Laudus Rosenberg U.S. Large Capitalization         4/1/05 to 3/31/06             $353,689              $70,080
Fund                                               4/1/04 to 3/31/05             $338,700             $108,272

Laudus Rosenberg U.S. Large Capitalization         4/1/05 to 3/31/06             $153,513              $76,629
Growth Fund                                        4/1/04 to 3/31/05              $49,494              $49,494

Laudus Rosenberg U.S. Large Capitalization         5/2/05* to 3/31/06             $41,241              $41,241
Value Fund
Laudus Rosenberg U.S. Discovery Fund               4/1/05 to 3/31/06           $5,541,812               $2,314
                                                   4/1/04 to 3/31/05           $1,670,914             $103,889

Laudus Rosenberg U.S. Small Capitalization         4/1/05 to 3/31/06          $11,109,627                   $0
Fund                                               4/1/04 to 3/31/05          $11,444,184                   $0

Laudus Rosenberg International Equity Fund         4/1/05 to 3/31/06             $268,906             $197,117
                                                   4/1/04 to 3/31/05             $149,977             $149,977

Laudus Rosenberg International Small               4/1/05 to 3/31/06           $9,068,500                   $0
Capitalization Fund                                4/1/04 to 3/31/05           $2,650,943             $152,631

Laudus Rosenberg U.S. Large/Mid                    4/1/05 to 3/31/06             $236,646              $70,537
Capitalization Long/Short Equity Fund              4/1/04 to 3/31/05             $257,543              $73,659

Laudus Rosenberg Global Long/Short Equity          4/1/05 to 3/31/06             $418,967              $71,341
Fund                                               4/1/04 to 3/31/05             $285,300             $104,929

Laudus Rosenberg Value Long/Short Equity Fund      4/1/05 to 3/31/06           $2,817,721               $3,296
                                                   4/1/04 to 3/31/05           $1,655,625              $65,684

* Date of inception

         The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

SUBADVISORY AGREEMENT

About AXA Rosenberg

         AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.

         AXA IM Rose, Inc. is wholly-owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).

         Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

         AXA Rosenberg is located at 4 Orinda Way, Building E, Orinda, California 94563.

         Kenneth Reid and Barr M. Rosenberg may be deemed to be controlling persons of AXA Rosenberg as a result of their interests in AXA Rosenberg Group LLC, the parent of AXA Rosenberg.

         The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address of AXA Rosenberg.

Principal Executive Officers and Directors:

       NAME                                          POSITION
       Stephane Prunet............................   Global Chief Executive Officer
       Kenneth Reid...............................   Global Chief Investment Officer
       William E. Ricks...........................   Chief Executive Officer and Chief Investment Officer
                                                     of North America

       Barr Rosenberg.............................   Chairman
       Vincent Ordenneau..........................   Global Chief Financial Officer
       William R. Wiebe...........................   Global Head of Legal and Compliance

         The Trust and CSIM have entered into an Agreement on behalf of each Fund with AXA Rosenberg by which AXA Rosenberg acts as subadviser to the Funds (each a "Subadviser Agreement"). Under each Subadviser Agreement, AXA Rosenberg, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

         The Funds do not pay AXA Rosenberg's compensation under the Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2.0% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds

(excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Management Contracts.

         In addition, on December 31, 2003, CSIM and AXA Rosenberg entered into an agreement regarding CSIM's and AXA Rosenberg's cooperation in realigning responsibilities for the Funds' assets. This agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the subadvisory fees paid to AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser to any series of the Trust. Consequently, CSIM has a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee.

Base Subadvisory Fee

         This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. The assets under management adjustment and the performance adjustment are described in the sections that follow. As described more fully below, CSIM will pay a fee to AXA Rosenberg in respect of each Fund's average daily net assets at up to three different base subadvisory fee rates. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

         The highest level of subadvisory fee is payable on Fund assets up to an amount equaling (i) the assets in such Fund at the time AXA Rosenberg became subadviser (which for the Laudus Rosenberg U.S. Large Capitalization Value Fund is $0.00), plus (ii) the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets at the time AXA Rosenberg became subadviser (the Fund's "Existing Assets"). With respect to assets in excess of a Fund's Existing Assets, the fee arrangements are different for the Laudus Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the Laudus Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets.

         Unless the fee payable to CSIM under each Management Contract is increased by the relevant Fund's shareholders (in which case the base subadvisory fee would also be increased for that Fund), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of such Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

         All Funds Other Than the Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Discovery Fund . For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the assets of the Laudus Rosenberg U.S. Small Capitalization Fund, but including the assets of the Laudus Rosenberg VIT Value Long/Short Equity Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of its excess (the Fund's "Third Tier Assets").

      Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Discovery Fund. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the Laudus Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows, on an annualized basis:

      Laudus Rosenberg U.S. Small Capitalization Fund: 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of its Existing Assets.

      Laudus Rosenberg International Discovery Fund: 0.50% of the Fund's average daily net assets up to $500 million; and 0.40% of the Fund's average daily net assets in excess of $500 million.

FUND                                                                      BASE SUBADVISORY FEE*
----                                                                      ---------------------
Laudus Rosenberg U.S. Large Capitalization Fund                           0.338% of Existing Assets
                                                                          0.30% of Second Tier Assets
                                                                          0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Growth Fund                    0.338% of Existing Assets
                                                                          0.30% of Second Tier Assets
                                                                          0.225% of Third Tier Assets

Laudus Rosenberg U.S. Large Capitalization Value Fund                     0.338% of Existing Assets+
                                                                          0.30% of Second Tier Assets
                                                                          0.225% of Third Tier Assets

Laudus Rosenberg U.S. Discovery Fund                                      0.405% of Existing Assets
                                                                          0.36% of Second Tier Assets
                                                                          0.27% of Third Tier Assets

Laudus Rosenberg U.S. Small Capitalization Fund                           0.72% of Existing Assets
                                                                          0.405% of All Other Assets

Laudus Rosenberg International Equity Fund                                0.383% of Existing Assets
                                                                          0.34% of Second Tier Assets
                                                                          0.255% of Third Tier Assets

Laudus Rosenberg International Small Capitalization Fund                  0.45% of Existing Assets
                                                                          0.40% of Second Tier Assets
                                                                          0.30% of Third Tier Assets

Laudus Rosenberg International Discovery Fund                             0.50% of Existing Assets
                                                                          0.40% of All Other Assets

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund     0.45% of Existing Assets
                                                                          0.40% of Second Tier Assets
                                                                          0.30% of Third Tier Assets

Laudus Rosenberg Global Long/Short Equity Fund                            0.675% of Existing Assets
                                                                          0.60% of Second Tier Assets
                                                                          0.45% of Third Tier Assets

FUND                                                                      BASE SUBADVISORY FEE*
----                                                                      ---------------------
Laudus Rosenberg Value Long/Short Equity Fund                             0.675% of Existing Assets
                                                                          0.60% of Second Tier Assets
                                                                          0.45% of Third Tier Assets

----------

* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

+ For any Laudus Rosenberg Fund for which AXA Rosenberg became subadviser after
  January 30, 2004, the Fund's Existing Assets will equal the Fund's pro rata share of the amount, if any, by which the Funds' aggregate assets fall short of the aggregate amount of such Funds' assets as of the time AXA Rosenberg became subadviser, as described above.

Performance Adjustment

      As noted above, the compensation payable to AXA Rosenberg by CSIM under the Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.

                GROUP A                                GROUP B                                GROUP C
                -------                                -------                                -------
U.S. Large Capitalization Fund           U.S. Small Capitalization Fund        U.S. Large/Mid Capitalization
                                                                               Long/Short Equity Fund

U.S. Large Capitalization Growth Fund    U.S. Discovery Fund                   Value Long/Short Equity Fund

U.S. Large Capitalization Value Fund     International Small Capitalization    Global Long/Short Equity Fund
                                         Fund

International Equity Fund                International Discovery Fund

      Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark (as set forth in the chart below) over the same period, expressed as a percentage, whether the result is positive or negative, and (b) (i) 1.0% for Group A Funds, (ii) 2.0% for Group B Funds, or (iii) 2.5% for Group C Funds.

FUND                                                                       BENCHMARK
----                                                                       ---------
Laudus Rosenberg U.S. Large Capitalization Fund                            Russell 1000(R) Index
Laudus Rosenberg U.S. Large Capitalization Growth Fund                     Russell 1000(R) Growth Fund Index
Laudus Rosenberg U.S. Large Capitalization Value Fund                      Russell 1000(R) Value Index
Laudus Rosenberg U.S. Discovery Fund                                       Russell 2500 TM Index
Laudus Rosenberg U.S. Small Capitalization Fund                            Russell 2000(R) Index
Laudus Rosenberg International Equity Fund                                 MSCI EAFE Index
Laudus Rosenberg International Small Capitalization Fund                   S&P/Citigroup World ex-U.S.
                                                                           Extended Market Index and Nomura
                                                                           Global Small Cap World

FUND                                                                       BENCHMARK
----                                                                       ---------
                                                                           ex-U.S. Index (prior to May 2, 2005)
Laudus Rosenberg International Discovery Fund                              S&P/Citigroup World ex-U.S. Broad
                                                                           Market Index
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund      90-Day U.S. Treasury Bills
Laudus Rosenberg Global Long/Short Equity Fund                             90-Day U.S. Treasury Bills
Laudus Rosenberg Value Long/Short Equity Fund                              90-Day U.S. Treasury Bills

      The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for Funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2.0% and - 2.0% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2.0% or - 2.0% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

      The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.

                                                             Performance Adjustment (as a Percentage
                                                                of the Gross Rate of Compensation
                                                                  Payable by Each Fund to CSIM)
                                                                  -----------------------------
Percentage by Which Fund Performance Exceeds or
   Falls Short of its Benchmark's Performance           Fund Group A        Fund Group B       Fund Group C
-----------------------------------------------         ------------        ------------       ------------
                     5.0% (and all higher %s)            5%                  5%                  5%
                     4.5%                                5%                  5%                  4%
                     4.0%                                5%                  5%                  3%
                     3.5%                                5%                  3.75%               2%
                     3.0%                                5%                  2.5%                1%
                     2.5%                                5%                  1.25%                0
                     2.0%                                5%                  0                    0
                     1.5%                                2.5%                0                    0
                     1.0%                                0                   0                    0
                     0.5%                                0                   0                    0
                    -0.5%                                0                   0                    0
                    -1.0%                                0                   0                    0
                    -1.5%                               -2.5%                0                    0
                    -2.0%                               -5%                  0                    0
                    -2.5%                               -5%                 -1.25%                0
                    -3.0%                               -5%                 -2.5%                -1%
                    -3.5%                               -5%                 -3.75%               -2%
                    -4.0%                               -5%                 -5%                  -3%
                    -4.5%                               -5%                 -5%                  -4%
                    -5.0% (and all lower %s)            -5%                 -5%                  -5%

----------

* Until AXA Rosenberg has been subadviser for twelve calendar quarters, the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters.

Assets Uunder Management Adjustments (Applicable to all Funds Except the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Discovery Fund)

      Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds collectively do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the Laudus Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Management Contracts. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of each Fund's average daily net assets if the average daily net assets of all Funds (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

      In the event that the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index(R) is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

      For each year thereafter, in the event that (i) the Funds collectively (excluding the Laudus Rosenberg U.S. Small Capitalization Fund, but including the Laudus Rosenberg VIT Value Long/Short Equity Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2008 target) recommended by CSIM and AXA Rosenberg, and
(ii) the S&P 500 Index(R) is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

      In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

      During the fiscal years ended March 31, 2006 and 2005, CSIM owed (and, to the extent not waived, paid to) AXA Rosenberg as subadvisory fees, and AXA Rosenberg, in its capacity as subadviser, has waived, the following amounts:

                                                                                   SUBADVISORY       AMOUNT
                         FUND                                   TIME PERIOD            FEE           WAIVED
                         ----                                   -----------        -----------       ------
Laudus Rosenberg U.S. Large Capitalization Fund             4/1/05 to 3/31/06         $173,072           $0
                                                            4/1/04 to 3/31/05         $151,978           $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund      4/1/05 to 3/31/06          $66,408           $0
                                                            4/1/04 to 3/31/05          $22,067           $0

Laudus Rosenberg U.S. Large Capitalization Value Fund       5/2/05* to 3/31/06         $10,511           $0
Laudus Rosenberg U.S. Discovery Fund                        4/1/05 to 3/31/06       $2,234,646           $0
                                                            4/1/04 to 3/31/05         $707,003           $0
Laudus Rosenberg U.S. Small Capitalization Fund             4/1/05 to 3/31/06       $8,877,396           $0
                                                            4/1/04 to 3/31/05       $9,033,684           $0
Laudus Rosenberg International Equity Fund                  4/1/05 to 3/31/06         $104,839           $0
                                                            4/1/04 to 3/31/05          $65,465           $0
Laudus Rosenberg International Small Capitalization Fund    4/1/05 to 3/31/06       $3,745,326           $0
                                                            4/1/04 to 3/31/05       $1,129,596           $0
Laudus Rosenberg U.S. Large/Mid Capitalization              4/1/05 to 3/31/06         $115,598           $0
Long/Short Equity Fund
                                                            4/1/04 to 3/31/05         $115,865           $0
Laudus Rosenberg Global Long/Short Equity Fund              4/1/05 to 3/31/06         $186,856           $0
                                                            4/1/04 to 3/31/05         $128,372           $0
Laudus Rosenberg Value Long/Short Equity Fund               4/1/05 to 3/31/06       $1,246,910           $0
                                                            4/1/04 to 3/31/05         $744,110           $0

  *Commencement of operations.

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Administrative Services. Effective October 3, 2005, the Trust entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator 10. The Administrator's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                        FEE
------------------------                        ---
First $100 billion                            0.11 bp

----------

10 In addition to the Trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Variable Insurance Trust, Schwab Investments, The Charles Schwab Family of Funds, the Schwab Annuity Portfolios, and the Schwab Capital Trust.

AVERAGE DAILY NET ASSETS                        FEE
------------------------                        ---
Next $60 billion                              0.07 bp
Thereafter                                    0.05 bp

      Effective October 3, 2005, the Funds' administrator is State Street Bank and Trust Company. For the periods indicated, State Street Bank and Trust Company was entitled to receive, and waived, the following amounts:


                                                                                       ENTITLED TO
                        FUND                                       TIME PERIOD           RECEIVE      WAIVED
                        ----                                       -----------         -----------    ------
Laudus Rosenberg U.S. Large Capitalization Fund                10/3/05 to 3/31/06             $798        $0
Laudus Rosenberg U.S. Large Capitalization Growth Fund         10/3/05 to 3/31/06             $689        $0
Laudus Rosenberg U.S. Large Capitalization Value Fund          10/3/05 to 3/31/06             $590        $0
Laudus Rosenberg U.S. Discovery Fund                           10/3/05 to 3/31/06           $4,196        $0
Laudus Rosenberg U.S. Small Capitalization Fund                10/3/05 to 3/31/06           $6,397        $0
Laudus Rosenberg International Equity Fund                     10/3/05 to 3/31/06             $719        $0
Laudus Rosenberg International Small Capitalization Fund       10/3/05 to 3/31/06           $5,753        $0
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                    10/3/05 to 3/31/06             $684        $0
Laudus Rosenberg Global Long/Short Equity Fund                 10/3/05 to 3/31/06             $789        $0
Laudus Rosenberg Value Long/Short Equity Fund                  10/3/05 to 3/31/06           $1,577        $0

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Prior to October 3, 2005, the Funds' administrator was BISYS Fund Services Ohio, Inc. ("BISYS"). For the periods indicated, BISYS was entitled to receive, and waived, the following amounts:

                                                                                   ENTITLED TO
                        FUND                                   TIME PERIOD           RECEIVE         WAIVED
                        ----                                   -----------         -----------      --------
Laudus Rosenberg U.S. Small Capitalization Fund            4/1/05 to 10/2/05          $344,435            $0
                                                           4/1/04 to 3/31/05          $762,324            $0
                                                           4/1/03 to 3/31/04          $687,844            $0
                                                           4/1/02 to 3/31/03          $920,138      $382,137

Laudus Rosenberg U.S. Discovery Fund                       4/1/05 to 10/2/05          $121,460            $0
                                                           4/1/04 to 3/31/05          $108,440            $0
                                                           4/1/03 to 3/31/04           $37,557            $0
                                                           4/1/02 to 3/31/03           $14,332       $14,332

Laudus Rosenberg U.S. Large Capitalization Fund            4/01/05 to 10/2/05          $11,845            $0
                                                           4/1/04 to 3/31/05           $27,074            $0
                                                           4/1/03 to 3/31/04           $15,413            $0

                                                                                   ENTITLED TO
                        FUND                                   TIME PERIOD           RECEIVE        WAIVED
                        ----                                   -----------           -------        ------
                                                           6/20/02 (inception
                                                           date) to 3/31/03         $12,976         $12,976

Laudus Rosenberg U.S. Large Capitalization Growth Fund     4/1/05 to 10/2/05         $2,805              $0
                                                           4/1/04 to 3/31/05         $3,955              $0
                                                           4/1/03 to 3/31/04         $2,299              $0
                                                           4/1/02 to 3/31/03         $5,767          $5,767

Laudus Rosenberg U.S. Large Capitalization Value Fund      5/2/05 (inception
                                                           date) to 10/2/05          $1,245              $0

Laudus Rosenberg International Equity Fund                 4/1/05 to 10/2/05         $8,027              $0
                                                           4/1/04 to 3/31/05        $10,347              $0
                                                           4/1/03 to 3/31/04         $4,110              $0
                                                           4/1/02 to 3/31/03        $10,829         $10,829

Laudus Rosenberg International Small
Capitalization Fund                                        4/1/05 to 10/2/05       $197,388              $0
                                                           4/1/04 to 3/31/05       $152,925              $0
                                                           4/1/03 to 3/31/04        $60,346              $0
                                                           4/1/02 to 3/31/03        $50,811         $23,244

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund                                     4/1/05 to 10/2/05         $5,724              $0
                                                           4/1/04 to 3/31/05        $15,525              $0
                                                           4/1/03 to 3/31/04        $25,665              $0
                                                           4/1/02 to 3/31/03        $28,795         $22,114

Laudus Rosenberg Value Long/Short Equity Fund              4/1/05 to 10/2/05        $42,018              $0
                                                           4/1/04 to 3/31/05        $66,352              $0
                                                           4/1/03 to 3/31/04        $86,337              $0
                                                           4/1/02 to 3/31/03       $200,912         $83,455

Laudus Rosenberg Global Long/Short Equity Fund             4/1/05 to 10/2/05         $6,227              $0
                                                           4/1/04 to 3/31/05        $11,446              $0
                                                           4/1/03 to 3/31/04         $8,078              $0
                                                           4/1/02 to 3/31/03        $24,923         $24,923

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Effective October 3, 2005, the Trust also entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds, with the exception of the Laudus Rosenberg Global Long/Short Equity Fund, for which the Fund Accountant is entitled to receive $33,000 per annum. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant. The Fund Accountant's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                         FEE
------------------------                         ---
First $100 billion                             0.25 bp
Next $60 billion                               0.18 bp
Thereafter                                     0.13 bp

      In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each of the Laudus Rosenberg International Equity, Laudus Rosenberg International Small Capitalization, Laudus Rosenberg International Discovery and Laudus Rosenberg Global Long/Short Equity Funds, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

      Effective October 3, 2005, the Funds' fund accountant is State Street Bank and Trust Company. For the periods indicated, State Street Bank and Trust Company was entitled to receive, and waived, the following amounts:

                                                                           ENTITLED TO
                      FUND                             TIME PERIOD           RECEIVE         WAIVED
                      ----                             -----------         -----------       ------
Laudus Rosenberg U.S. Small Capitalization Fund    10/3/05 to 3/31/06          $46,019           $0
Laudus Rosenberg U.S. Discovery Fund               10/3/05 to 3/31/06          $42,744           $0
Laudus Rosenberg U.S. Large Capitalization Fund    10/3/05 to 3/31/06          $20,588           $0
Laudus Rosenberg U.S. Large Capitalization
Growth Fund                                        10/3/05 to 3/31/06          $16,571           $0
Laudus Rosenberg U.S. Large Capitalization Value
Fund                                               10/3/05 to 3/31/06          $18,820           $0
Laudus Rosenberg International Equity Fund         10/3/05 to 3/31/06          $32,177           $0

Laudus Rosenberg International Small
Capitalization Fund                                10/3/05 to 3/31/06          $86,243           $0
Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund                             10/3/05 to 3/31/06          $22,437           $0
Laudus Rosenberg Value Long/Short Equity Fund      10/3/05 to 3/31/06          $33,761           $0
Laudus Rosenberg Global Long/Short Equity Fund     10/3/05 to 3/31/06          $43,123           $0

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

Prior to October 3, 2005, the Funds' fund accountant was BISYS. For the periods indicated, the Funds paid, and BISYS waived, the following amounts in fund accounting fees:

                                                                                      ENTITLED TO
                       FUND                                       TIME PERIOD           RECEIVE        WAIVED
                       ----                                       -----------         -----------      ------
Laudus Rosenberg U.S. Large Capitalization Fund                4/1/05 to 10/2/05        $21,419            $0
                                                               4/1/04 to 3/31/05        $43,404            $0
                                                               4/1/03 to 3/31/04        $64,373            $0
                                                               6/20/02                  $58,399            $0
                                                               (inception date)
                                                               to 3/31/03

Laudus Rosenberg U.S. Large Capitalization Growth Fund         4/1/05 to 10/2/05        $30,038            $0
                                                               4/1/04 to 3/31/05        $43,638            $0
                                                               4/1/03 to 3/31/04        $66,657            $0
                                                               4/1/02 to 3/31/03        $80,592            $0

Laudus Rosenberg U.S. Large Capitalization Value Fund          5/2/05 (inception        $18,267            $0
                                                               date) to 10/2/05

Laudus Rosenberg U.S. Discovery Fund                           4/1/05 to 10/2/05        $29,260            $0
                                                               4/1/04 to 3/31/05        $54,787            $0
                                                               4/1/03 to 3/31/04        $83,614            $0
                                                               4/1/02 to 3/31/03        $89,937            $0

Laudus Rosenberg U.S. Small Capitalization Fund                4/1/05 to 10/2/05        $23,104            $0
                                                               4/1/04 to 3/31/05        $44,550            $0
                                                               4/1/03 to 3/31/04        $70,570            $0
                                                               4/1/02 to 3/31/03        $64,669            $0

                                                                                      ENTITLED TO
                       FUND                                       TIME PERIOD           RECEIVE        WAIVED
                       ----                                       -----------         -----------      ------
Laudus Rosenberg International Equity Fund                     4/1/05 to 10/2/05        $49,922            $0
                                                               4/1/04 to 3/31/05        $85,989            $0
                                                               4/1/03 to 3/31/04        $91,127            $0
                                                               4/1/02 to 3/31/03       $102,650            $0

Laudus Rosenberg International Small Capitalization Fund       4/1/05 to 10/2/05        $84,052            $0
                                                               4/1/04 to 3/31/05       $142,092            $0
                                                               4/1/03 to 3/31/04       $123,020            $0
                                                               4/1/02 to 3/31/03        $94,358            $0

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                    4/1/05 to 10/2/05        $20,357            $0
                                                               4/1/04 to 3/31/05        $42,952            $0
                                                               4/1/03 to 3/31/04        $69,235            $0
                                                               4/1/02 to 3/31/03        $77,698            $0

Laudus Rosenberg Global Long/Short Equity Fund                 4/1/05 to 10/2/05        $56,677            $0
                                                               4/1/04 to 3/31/05       $100,775            $0
                                                               4/1/03 to 3/31/04       $116,038            $0
                                                               4/1/02 to 3/31/03       $121,706            $0

Laudus Rosenberg Value Long/Short Equity Fund                  4/1/05 to 10/2/05        $31,277            $0
                                                               4/1/04 to 3/31/05        $57,147            $0
                                                               4/1/03 to 3/31/04        $98,165            $0
                                                               4/1/02 to 3/31/03       $115,749            $0

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," effective October 3, 2005 Institutional Shares and Investor Shares of each Fund, and Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to new investors on December 31, 2005. The Laudus Roseberg U.S. Discovery Fund was closed to new investors on April 30, 2006. As described in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Funds. Existing shareholders of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization Fund or Laudus Rosenberg U.S. Discovery Fund include 401(k) plans that held shares of either Fund at the time of the Fund's closing, as well as the participants of those 401(k) plans even if such participants have joined the 401(k) plan since the time of the Fund's closing. In addition, investment advisers and wrap accounts will be considered existing shareholders if they held shares, on behalf of their clients, of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization Fund or Laudus Rosenberg U.S. Discovery Fund at the time of each respective Fund's closing. The clients of investment advisers and wrap accounts will be considered existing shareholders if they held shares of the Laudus Rosenberg U.S. Small Capitalization, Laudus Rosenberg International Small Capitalization Fund or Laudus Rosenberg U.S. Discovery Fund at the time of that Fund's closing. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

      Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. In addition, pursuant to the Service Plan described in the Prospectus, in connection with the provision of personal and/or account maintenance services to holders of Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund, the Distributor receives certain servicing fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Institutional Shares.

      Effective October 3, 2005, ALPS Distributor, Inc. acts as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and ALPS Distributor, Inc. paid intermediaries as follows:



                                                                                                                   PAID OUT
                                                                  DISTRIBUTION         AMOUNT                   BY DISTRIBUTOR
                                                                    EXPENSES        RETAINED BY     AMOUNT       AS DESCRIBED
FUND                                      TIME PERIOD               INCURRED         DISTRIBUTOR    WAIVED           ABOVE
----                                      -----------             ------------      ------------    ------      --------------
Laudus Rosenberg U.S. Large
Capitalization Fund                       10/3/05 to 3/31/06           $10,461                $0        $0               $0
Laudus Rosenberg U.S. Large
Capitalization Growth Fund                10/3/05 to 3/31/06            $2,235                $0        $0               $0
Laudus Rosenberg U.S. Large
Capitalization Value Fund                 10/3/05 to 3/31/06              $149                $0        $0               $0
Laudus Rosenberg U.S. Discovery Fund      10/3/05 to 3/31/06          $307,739                $0        $0               $0
Laudus Rosenberg U.S. Small
Capitalization Fund                       10/3/05 to 3/31/06          $373,196                $0        $0               $0
Laudus Rosenberg International Equity
Fund                                      10/3/05 to 3/31/06           $18,882                $0        $0               $0
Laudus Rosenberg International Small
Capitalization Fund                       10/3/05 to 3/31/06          $829,193                $0        $0               $0
Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund     10/3/05 to 3/31/06           $13,070                $0        $0               $0

Laudus Rosenberg Global Long/Short
Equity Fund                               10/3/05 to 3/31/06           $12,153                $0        $0               $0
Laudus Rosenberg Value Long/Short
Equity Fund                               10/3/05 to 3/31/06           $64,490                $0        $0               $0

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Prior to October 3, 2005, Laudus Distributor, Inc. acted as the Fund's distributor. For the periods indicated, the Funds incurred distribution expenses and Laudus Distributor, Inc. paid intermediaries as follows:

                                                                                                          PAID OUT BY
                                                              DISTRIBUTION        AMOUNT                  DISTRIBUTOR
                                                                EXPENSES       RETAINED BY     AMOUNT     AS DESCRIBED
                FUND                        TIME PERIOD         INCURRED       DISTRIBUTOR     WAIVED         ABOVE
                ----                        -----------       ------------     -----------     ------     ------------
Laudus Rosenberg U.S. Large
Capitalization Fund                      4/1/05 to 10/2/05          $4,896              $0         $0          $4,896
                                         4/1/04 to 3/31/05          $3,005            $253         $0          $2,752
                                         4/1/03 to 3/31/04          $1,666            $467         $0          $1,199
                                         6/19/02
                                         (inception date)
                                         to 3/31/03                   $748            $282         $0            $466

Laudus Rosenberg U.S. Large
Capitalization Growth Fund               4/1/05 to 10/2/05          $2,341              $0         $0          $2,341
                                         4/1/04 to 3/31/05          $4,181            $102         $0          $4,079
                                         4/1/03 to 3/31/04          $6,704          $2,562         $0          $4,142
                                         4/1/02 to 3/31/03          $1,325            $476         $0            $849

Laudus Rosenberg U.S. Large              5/2/05 (inception
Capitalization Value Fund                date) to 10/2/05              $66              $0         $0             $66

Laudus Rosenberg U.S.
Discovery Fund                           4/1/05 to 10/2/05        $166,236              $0         $0        $166,236
                                         4/1/04 to 3/31/05         $38,410            $673         $0         $37,737
                                         4/1/03 to 3/31/04         $11,377          $3,684         $0          $7,693
                                         4/1/02 to 3/31/03          $5,799          $2,162         $0          $3,637

Laudus Rosenberg U.S. Small
Capitalization Fund                      4/1/05 to 10/2/05        $366,783              $0         $0        $366,783
                                         4/1/04 to 3/31/05        $765,132         $13,565         $0        $751,567
                                         4/1/03 to 3/31/04        $616,557         $22,218         $0        $594,339
                                         4/1/02 to 3/31/03        $355,775         $16,283         $0        $339,492

Laudus Rosenberg International
Equity Fund                              4/1/05 to 10/2/05         $15,298              $0         $0         $15,298
                                         4/1/04 to 3/31/05         $14,406             $16         $0         $14,390

                                                                                                            PAID OUT BY
                                                                DISTRIBUTION        AMOUNT                  DISTRIBUTOR
                                                                  EXPENSES       RETAINED BY     AMOUNT     AS DESCRIBED
                FUND                        TIME PERIOD           INCURRED       DISTRIBUTOR     WAIVED         ABOVE
                ----                        -----------           --------       -----------     ------     ------------
                                         4/1/03 to 3/31/04          $3,777            $208         $0          $3,569
                                         4/1/02 to 3/31/03            $204             $52         $0            $152

Laudus Rosenberg International Small
Capitalization Fund                      4/1/05 to 10/2/05        $516,174              $0         $0        $516,174
                                         4/1/04 to 3/31/05        $373,320         $10,181         $0        $363,139
                                         4/1/03 to 3/31/04        $119,492          $4,144         $0        $115,348
                                         4/1/02 to 3/31/03         $24,498            $906         $0         $23,592
Laudus Rosenberg U.S. Large/Mid
Capitalization Long/Short Equity Fund    4/1/05 to 10/2/05         $10,454              $0         $0         $10,454
                                         4/1/04 to 3/31/05         $24,607            $234         $0         $24,373
                                         4/1/03 to 3/31/04         $31,024          $1,404         $0         $29,620
                                         4/1/02 to 3/31/03         $15,563            $449         $0         $15,114

Laudus Rosenberg Global Long/Short
Equity Fund                              4/1/05 to 10/2/05          $7,133              $0         $0          $7,133
                                         4/1/04 to 3/31/05         $14,869            $409         $0         $14,460
                                         4/1/03 to 3/31/04         $26,406          $1,320         $0         $25,086
                                         4/1/02 to 3/31/03          $8,787            $367         $0          $8,418

Laudus Rosenberg Value Long/Short
Equity Fund                              4/1/05 to 10/2/05         $48,365              $0         $0         $48,365
                                         4/1/04 to 3/31/05         $61,916          $4,042         $0         $57,874
                                         4/1/03 to 3/31/04         $94,379          $7,618         $0         $86,761
                                         4/1/02 to 3/31/03        $135,089         $10,089         $0        $125,000

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2006.

                                     LAUDUS                              LAUDUS            LAUDUS
                                   ROSENBERG            LAUDUS         ROSENBERG         ROSENBERG            LAUDUS
                                   U.S. SMALL         ROSENBERG        U.S. LARGE        U.S. LARGE          ROSENBERG
                                 CAPITALIZATION     U.S. DISCOVERY   CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
           ACTIVITY                   FUND               FUND             FUND           GROWTH FUND       EQUITY FUND
           --------              --------------     --------------   --------------    --------------     --------------
Compensation to Underwriters        $350,832          $473,975           $15,367           $4,576           $34,180

                                LAUDUS ROSENBERG     LAUDUS ROSENBERG       LAUDUS           LAUDUS
                                  INTERNATIONAL       U.S. LARGE/ MID      ROSENBERG        ROSENBERG
                                      SMALL           CAPITALIZATION         VALUE           GLOBAL
                                 CAPITALIZATION         LONG/SHORT        LONG/SHORT       LONG/SHORT
          ACTIVITY                    FUND              EQUITY FUND       EQUITY FUND      EQUITY FUND
          --------              ----------------     ----------------     -----------      -----------
Compensation to Underwriters       $1,345,367             $23,524          $112,855          $19,286

      The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

      Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

      The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.

      The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.

      If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

      The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

      The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Custodial Arrangements. Custodial Trust Company ("CTC"), Princeton, NJ 08540, for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund and State Street Bank and Trust

Company, Boston, Massachusetts 02102, for the Laudus Rosenberg U.S. Small Capitalization Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Large Capitalization Fund, the Laudus Rosenberg U.S. Large Capitalization Value Fund, the Laudus Rosenberg International Equity Fund, the Laudus Rosenberg International Small Capitalization Fund, the Laudus Rosenberg International Discovery Fund and the Laudus Rosenberg U.S. Large Capitalization Growth Fund, are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

      Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

      Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, AXA Rosenberg and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rules 17j-1 and 204A-1 of the 1940 Act and the Investment Advisers Act of 1940. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. AXA Rosenberg's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the funds AXA Rosenberg advises or subadvises. Securities transactions may be subject to prior approval of AXA Rosenberg's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

      Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of AXA Rosenberg are made by AXA Rosenberg with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of AXA Rosenberg even though it could also have been purchased or sold for other clients at the same time.

      Likewise, a particular security may be purchased on behalf of one or more clients when AXA Rosenberg is selling the same security on behalf of one or more other clients. In some instances, therefore, AXA Rosenberg, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

         Brokerage and Research Services. It is AXA Rosenberg's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, AXA Rosenberg endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

         In determining which broker offers best execution for a particular transaction, AXA Rosenberg maintains a list of approved brokers and AXA Rosenberg's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and (v) the broker's willingness to accept AXA Rosenberg's standardized commission rates.

         AXA Rosenberg may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to AXA Rosenberg's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by AXA Rosenberg's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

         AXA Rosenberg has entered into soft dollar arrangements with a number of brokers. Under these individually-negotiated arrangements, selected brokers have agreed to provide AXA Rosenberg with soft dollar credits based upon the value of commissions earned by each broker from AXA Rosenberg trades. Such soft dollar credits are available to defray research and brokerage expenses incurred by AXA Rosenberg. Soft dollar research and brokerage services may be provided either directly by the broker or indirectly through a third party (i.e., billed to the broker, with the financial obligation running only to the broker). By using such soft dollar credits, AXA Rosenberg believes that it can offer and maintain lower management fees than would otherwise be available to its clients. It is AXA Rosenberg's intention to use soft dollar credits in a manner consistent with the "safe harbor" provisions of Section 28(e) of the 1934 Act. Accordingly, it is AXA Rosenberg's policy to permit the use of soft dollar credits for "research" and "brokerage" services and products which provide appropriate assistance in the investment decision-making process.

         For the period indicated, the Funds paid brokerage commissions as follows:

                                                      4/1/03 - 3/31/04    4/1/04 - 3/31/05    4/1/05 - 3/31/06
                                                      ----------------    ----------------    ----------------

Laudus Rosenberg U.S. Small Capitalization Fund        $3,026,073.29       $2,667,209.59          $2,566,530


Laudus Rosenberg U.S. Discovery Fund                     $221,437.83         $516,535.34          $1,633,382


Laudus Rosenberg U.S. Large Capitalization Fund          $104,411.43          $98,377.73            $106,027


Laudus Rosenberg U.S. Large Capitalization                $15,515.15           $7,099.87             $32,113
Growth Fund

Laudus Rosenberg U.S. Large Capitalization                        $0                  $0              $8,908
Value Fund *

                                                      4/1/03 - 3/31/04    4/1/04 - 3/31/05    4/1/05 - 3/31/06
                                                      ----------------    ----------------    ----------------
Laudus Rosenberg International Equity Fund                $10,925.14          $12,873.66             $17,279


Laudus Rosenberg International Small                     $142,104.87         $341,898.04            $896,640
Capitalization Fund

Laudus Rosenberg U.S. Large/Mid Capitalization           $271,315.90         $125,489.75            $117,921
Long/Short Equity Fund

Laudus Rosenberg Value Long/Short Equity Fund            $651,225.35         $534,670.36          $1,016,073

Laudus Rosenberg Global Long/Short Equity Fund           $152,903.17          $85,908.96            $116,178

* Commencement of operations: May 2, 2005.

         The Laudus Rosenberg International Discovery Fund was not operational as of 3/31/06.

                             REGULAR BROKER-DEALERS

A fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2005, certain of the funds purchased securities issued by the following regular broker-dealers:

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

              MERRILL LYNCH & CO.                                                           $1,091,000

              CITI GROUP, INC.                                                               $591,000

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

              STATE STREET CORP.                                                              $91,000

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

              MERRILL LYNCH & CO.                                                            $126,000

              CITI GROUP, INC.                                                               $274,000

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

              ABN AMRO HOLDINGS NV                                                            $60,000

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

              MERRILL LYNCH & CO., INC.                                                      $567,000

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
                                                                                  VALUE OF FUND'S HOLDINGS AS OF
               Regular Broker-Dealer                                                      MARCH 31, 2006

               MERRILL LYNCH HOLDINGS, INC.                                                  $150,000

              BEAR STEARNS & CO., INC.                                                       $139,000


         Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of AXA Rosenberg in comparison to other investment advisers and to other institutions.

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."

         Interests in the Trust's portfolios are currently represented by shares of eleven series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

         The Laudus Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

         Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

         Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

         There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

PROXY VOTING

         The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.



OWNERS OF 5% OR MORE OF A FUND'S SHARES.

         The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of each class of each respective Fund as of July 14, 2006. Those persons who beneficially own more than 25% of a particular class of shares in a particular Fund may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Laudus Rosenberg U.S. Large Capitalization Growth - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                              3,573,185.6480       67.54%

Commercial Properties
PO Box 1012
Salem, OR 97308-1012                                                                 1,714,816.7770       32.41%

Laudus Rosenberg U.S. Large Capitalization Growth - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                                114,957.2840       56.30%

National Financial Services LLC
For Exclusive Benefit of Our Customers
200 Liberty Street
New York, NY 10281                                                                      41,355.7620       20.25%

Equitable Life For Separate Acct
200 Plaza Dr.
Secaucus, NJ 07094                                                                      19,512.7650        9.56%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Laudus Rosenberg Global Long/Short Equity - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                              1,957,622.8880       85.15%

BNP Paribas Securities Services AXA
Rue de la Victorire
750009 Paris
France                                                                                 207,689.7690        9.03%

Laudus Rosenberg Global Long/Short Equity - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                               240,744.3540       26.59%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ  07072                                                                   527,320.9580       58.25%

Laudus Rosenberg International Equity - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                              1,576,291.1140       82.17%

Pigeon & Co.
c/o Frost National Bank
P.O. Box 2950
San Antonio, TX 78299-2950                                                             176,591.3030        9.21%

AXA Rosenberg Group
4 Orinda Way
Orinda, CA  94563                                                                      105,368.8360        5.49%

Laudus Rosenberg International Equity - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                             1,546,382.9390       33.96%

Fidelity Investments Institutional Operation Co Inc.
100 Magellan Way
Covington, KY 41015-1999                                                             2,755,676.5330       60.51%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Laudus Rosenberg International Small Capitalization - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                            18,554,170.8830       53.10%

National Financial Services Corporation
One World Financial Center
NY, NY 10281-1003                                                                    3,038,997.4290        8.70%

Laudus Rosenberg International Small Capitalization - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                            17,639,230.8790       46.89%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                                  9,579,078.4820       25.47%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                               383,492.3630       35.10%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                                    494,010.9460       45.22%

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity - Instl

Charles Schwab & Co. Inc.
101 Montgomery
San Francisco, CA 94104-4122                                                           850,018.0440       56.64%

National Investor Services
55 Water Street 32nd Floor
NY, NY 10041                                                                           257,568.6530       17.16%

National Financial Services LLC
One World Financial Center
200 Liberty Street
NY, NY 10281-1003                                                                      165,294.0440       11.01%

BNP Paribas Securities Services AXA
Rue de la Victoire
75009 Paris
France                                                                                 211,428.5710       14.09%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------      -----------
Laudus Rosenberg U.S. Large Capitalization - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                             2,282,979.3030       36.03%

Saxon & Co.
PO Box 7780-1888
Philadelphia, PA 19182-0001                                                            773,157.5360       12.20%

SEI Private Trust Company
1 Freedom Valley Rd.
Oaks, PA 19456                                                                         952,627.2290       15.04%

Oregon Steel Mills Inc.
1000 SW Broadway
Portland, OR 97205                                                                     878,880.9420       13.87%

Laudus Rosenberg U.S. Large Capitalization - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104                                                                594,881.1380       75.04%

Laudus Rosenberg U.S. Small Capitalization - Inv

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, CA 94104-4151                                                         3,006,756.7800       13.23%

National Financial Services Corporation
200 Liberty Street
One World Financial Center
New York, NY 10281-1003                                                              2,271,717.7370       10.00%

MLPF & Smith
4800 Deer Lake Dr. E
Jacksonville, FL 32246-6484                                                          3,531,404.7480       15.54%

Investors Bank and Trust Company
4 Manhattanville RD 2-41
Purchase, NY 10577-2139                                                              2,759,020.9210       12.14%

Mac & Co
PO Box 3198
Pittsburgh, PA 15230-3198                                                            7,350,949.9930       32.35%

Laudus Rosenberg U.S. Small Capitalization - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                            15,787,042.6530       25.66%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Fidelity Investments Institutional
Operation Co Inc FIIOC As Agent
100 Magellan Way
Covington, KY 41015                                                                  4,958,969.5090        8.06%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                                  5,186,603.5270        8.43%

Laudus Rosenberg U.S. Small Capitalization - Adv

Citigroup Global Markets, Inc.
333 West 34th Street, 3rd Floor
NY, NY 100001-2402                                                                     762,807.6300       20.66%

Vanguard Fiduciary Trust Co
PO Box 2600
Valley Forge, PA 19482-2600                                                            477,151.4300       12.92%

Mac & Co
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198                                                              513,406.1640       13.91%

Mac & Co.
FBO Giant Eagle Emp Svgs
Mutual Fund Operations
PO Box 3198
Pittsburgh, PA 15230-3198                                                              254,122.1880        6.88%

Laudus Rosenberg Value Long/Short Equity - Inst

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                             8,184,794.1200       44.79%

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                                  6,808,297.1440       37.26%

Laudus Rosenberg Value Long/Short Equity - Inv

National Financial Services LLC
777 Commerce Blvd
Carlstadt, NJ 07072                                                                  4,016,744.7250       64.26%

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                               888,579.5240       14.21%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Laudus Rosenberg U.S. Large Capitalization Value - Inst

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                               561,728.4150       99.87%

Laudus Rosenberg U.S. Large Capitalization Value - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                                26,228.5710       97.76%

Laudus Rosenberg U.S. Discovery Fund - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                             4,078,881.5210       25.87%

National Financial Services Corp. - 5th Floor
One World Financial Center
NY, NY 10281-1003                                                                    3,076,137.3710       19.51%

IMS & Co.
717 17th AT Suite 1700
Denver, CO 80202                                                                     2,325,921.2210       14.75%

FBO Principal Financial Group OMNIB
US Qualified
ATTN NPIO Trade Desk
711 High Street
Des Moines, IA 50309-2732                                                            1,527,751.1580        9.69%

Trustar
FBO The Church of God
ATTN NPIO Trade Desk
PO Box 8963
Wilmington DE 19899-8963                                                             1,538,790.5830        9.76%

Laudus Rosenberg U.S. Discovery Fund - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA  94104                                                             6,268,780.1790       17.32%

National Financial Services, LLC
One World Financial Center
200 Liberty Street
NY, NY 10281-1003                                                                   13,807,639.7510       38.15%

                                                                                                       Percent of the
                                                                                                        Class Total
                                                                                                        Assets Held
                                                                                                           By The
Fund/Class                                                                           No. of Shares      Shareholder
----------                                                                           -------------     --------------
Mercer Trust Company TTEE FBO
IBEW Local No. 134 Pension Plan No. 5
ATTN DC Plan Admin MS C4D
1 Investors Way
Norwood, MA 02062-1599                                                               3,328,042.7950        9.20%

Laudus Rosenberg International Discovery Fund - Inv

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104-4122                                                         3,522,852.2970       99.83%

Laudus Rosenberg International Discovery Fund - Instl

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco, CA 94104-4122                                                         1,246,708.0750       100.00%

         The officers and Trustees of the Trust, as a group, owned less than 1% of any class of outstanding shares of the Trust as of July 14, 2006.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

         Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

         The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, subadviser or principal underwriter.

         Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a Fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

         Such portfolio securities information may be disclosed as frequently as daily to certain service providers, and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. Monthly disclosures will not be made sooner than 3 days after the date of the portfolio securities information. Portfolio securities information selectively disclosed to non-service providers will be made available only for the purpose of analyzing and ranking the Funds or performing due diligence and asset allocation, depending on the recipient of the information.

         The Funds' service providers, including, without limitation, the Adviser, subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Funds. The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust.

         The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a Fund in connection with or relating to a Fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

         Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a Fund. Commentary and analysis includes, but is not limited to, the allocation of a Fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a Fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a Fund.

         Neither the Funds nor the Funds' Adviser or subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.


                        DETERMINATION OF NET ASSET VALUE

         Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.


                        PURCHASE AND REDEMPTION OF SHARES

         The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

         The Laudus Rosenberg U.S. Small Capitalization Fund was closed to new investors on October 15, 2003. The Laudus Rosenberg International Small Capitalization Fund was closed to new investors on December 31, 2005. The Laudus Rosenberg U.S. Discovery Fund was closed to new investors on April 30, 2006. As described in more detail in the Prospectus, existing shareholders may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of these funds.

         As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a Fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.


                              FINANCIAL STATEMENTS

         The Report of the Independent Registered Public Accounting Firm and financial statements of the Funds in the Trust's Annual Report for the period ended March 31, 2006 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Laudus Trust, P. O. Box 8032, Boston, Massachusetts 02266 or telephoning 1.800.447.3332.

         The financial statements incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                              APPENDIX A - PROXY VOTING POLICIES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

Under certain circumstances, ISS may not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

      Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

      Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

1. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -     The non-audit fees paid to the auditor are excessive;

      - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote


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AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:


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      -     Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.


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Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.


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POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;


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      -     The fund's history of shareholder relations;

      -     The performance of other funds under the advisor's management.


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